UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 11, 2007
Cell Genesys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19986	94-3061375

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Forbes Boulevard, South San	94080
Francisco, California

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(650) 266-3000
Not Applicable

Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement
On April 11, 2007, Cell Genesys, Inc. (the “Company”) entered into a Placement Agency Agreement with Credit Suisse Securities (USA) LLC, Needham & Company, LLC, Canaccord Adams Inc. and Cantor Fitzgerald & Co. relating to the issuance and sale by the Company of 10.8 million shares of the Company’s common stock (“Common Stock”), and warrants to purchase 2.2 million shares of the Company’s Common Stock at an exercise price of $7.18 per share (“Warrants” and, together with the Common Stock the “Securities”) to the signatories to the Subscription Agreements (as defined below) at a price of $5.55 per Security which the Company estimates will result in net proceeds of approximately $55.2 million, after deducting the placement agents’ fees and estimated offering expenses. The five-year Warrants will not be exercisable prior to six months after issuance. A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of Warrant is attached hereto as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1.
In connection with the offering, the Company entered into subscription agreements, dated April 11, 2007 (the “Subscription Agreements”), between the Company and the investor signatories thereto. The form of Subscription Agreement is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference.
Credit Suisse Securities (USA) LLC acted as lead placement agent and Needham & Company, LLC, Canaccord Adams Inc. and Cantor Fitzgerald & Co. acted as co-placement agents for the offering and will receive placement fees equal to 7% of the aggregate purchase price of approximately $4.2 million from the offering.
The Company is making the issuance and sale pursuant to a shelf registration statement on Form S-3 (Registration No. 333-102122) declared effective by the Securities and Exchange Commission on February 6, 2003.
Item 7.01. Regulation FD Disclosure
On April 11, 2007, the Company issued a press release announcing the public offering referred to above. A copy of the press release is attached as Exhibit 99.1 to this report.
The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description

1.1	Placement Agency Agreement dated April 11, 2007 by and between Cell Genesys and Credit Suisse Securities (USA) LLC, Needham & Company, LLC, Canaccord Adams Inc. and Cantor Fitzgerald & Co.
4.1	Form of Warrant.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
10.1	Form of Subscription Agreement, dated as of April 11, 2007, between the Company and the investor signatories thereto.
99.1	Press release issued by the Company on April 11, 2007 announcing the pricing of its offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cell Genesys, Inc.
April 11, 2007	By:	/s/ Sharon E. Tetlow
		Name:	Sharon E. Tetlow
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement dated April 11, 2007 by and between Cell Genesys and Credit Suisse Securities (USA) LLC, Needham & Company, LLC, Canaccord Adams Inc. and Cantor Fitzgerald & Co.
4.1	Form of Warrant.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
10.1	Form of Subscription Agreement, dated as of April 11, 2007, between the Company and the investor signatories thereto.
99.1	Press release dated April 11, 2007 announcing the pricing of its offering.